                                                                  Exhibit 10(ii)


                              AMENDED AND RESTATED
                              --------------------
                          REINSURANCE POOLING AGREEMENT
                          -----------------------------


         This Amended and Restated Reinsurance Pooling Agreement (the "Agreement"), effective as of 12:01 a.m., Eastern Standard Time, January 1, 1998 is between and among State Automobile Mutual Insurance Company, 518 East Broad Street, Columbus, Ohio (hereinafter referred to as "State Auto Mutual"), State Auto Property and Casualty Insurance Company, 112 Main Street, Greer, South Carolina (hereinafter referred to as "State Auto P&C"), Milbank Insurance Company, East Highway 12, Milbank, South Dakota (hereinafter referred to as "Milbank") and Midwest Security Insurance Company, 2700 Midwest Drive, Onalaska, Wisconsin (hereinafter referred to as "Midwest Security"). (State Auto Mutual, State Auto P&C, Milbank and Midwest Security are herein collectively referred to as the "State Auto Insurance Companies" or "Group").


                             BACKGROUND INFORMATION
                             ----------------------

         The members of the Group have determined that the underwriting operations of the Group should be conducted by State Auto Mutual on behalf of the Group which has been effected through the Amended and Restated Management Agreement dated April 1, 1994 (the "4/1/94 Management Agreement") and as to Midwest Security through the Management Agreement dated March 11, 1997 (the "Midwest Management Agreement"), and by means of mutual reinsurance on a percentage basis as herein provided.

         State Auto Mutual and State Auto P&C originally entered into an intercompany Reinsurance Agreement effective as of 12:01 a.m., January 1, 1987 (the "Reinsurance Agreement").

         The Reinsurance Agreement has since been amended by an Addendum effective January 1, 1987, adding an insolvency and arbitration provisions; by Amendment Number 1 effective as of January 1, 1992 amending the pooling percentages from 20% State Auto P&C - 80% State Auto Mutual to 30% and 70% respectively; by Amendment Number 2 effective as of January 1, 1991 excluding post retirement health care benefits as a pooled expense and as of January 1, 1994 excluding post employment benefits liability as a pooled expense; and by Amendment Number 3 effective as of January 1, 1995 adding Milbank as a party and adjusting the pooling percentages as follows: State Auto P&C 35%, State Auto Mutual 55% and Milbank 10% and by an Amended and Restated Reinsurance Pooling Agreement dated July 1, 1996 (the "7/1/96 Reinsurance Agreement"), which excluded from the Reinsurance Agreement catastrophic loss claims and loss adjustment expenses incurred by State Auto Mutual, State Auto P&C and Milbank in the amount of $100,000,000 in excess of $120,000,000 of such losses and loss adjustment expense and the premiums for such exposure. The parties to the 7/1/96 Reinsurance Agreement desire to amend that agreement effective January 1, 1998 to add Midwest Security as a party and adjust the Respective Percentages (as defined below) as set forth herein.

         The parties desire to amend and restate the Reinsurance Agreement as set forth herein to provide for the continuation of the pooling arrangement it effects, including the above-described previous amendments and the additional amendment.

                             STATEMENT OF AGREEMENT
                             ----------------------

         In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereto hereby agree as follows:

DEFINITIONS:
------------

         1.       As used in this Agreement:

                  a. "Net Liabilities" shall mean all direct liabilities plus reinsurance assumed minus reinsurance ceded, except as otherwise expressly excluded below.

                  b. "Net Premiums" shall mean all direct premiums plus reinsurance assumed minus reinsurance ceded, except as otherwise expressly excluded below.

                  c. "Respective Percentage" shall be:

                     As to Midwest Security     1%
                     As to Milbank             10%
                     As to State Auto P&C      37%
                     As to State Auto Mutual   52%

         2.       CESSION:
                  --------

                  (a) State Auto P&C Cession: State Auto Mutual hereby reinsures and assumes and State Auto P&C hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by State Auto P&C outstanding and in force as of and subsequent to 12:01 a.m. Eastern Standard Time, January 1, 1998. Such liabilities shall include State Auto P&C's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by State Auto P&C's books and records at the close of business on December 31, 1997, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of State Auto P&C, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations, post retirement health care benefits liability, and post employment benefits liability. It is further agreed State Auto Mutual shall receive the Net Premiums for said contracts and policies.

                  (b) Milbank Cession: State Auto Mutual hereby reinsures and assumes and Milbank hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Milbank outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1,

                  1998. Such liabilities shall include Milbank's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Milbank's books and records at the close of business on December 31, 1997, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Milbank, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations, post retirement health care benefits liability, and post employment benefits liability. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

                  (c) Midwest Security Cession: State Auto Mutual hereby reinsures and assumes and Midwest Security hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Midwest Security outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 1998. Such liabilities shall include Midwest Security's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Midwest Security's books and records at the close of business on December 31, 1997, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Midwest Security, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations, post retirement health care benefits liability, and post employment benefits liability. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

         3.       ASSETS TRANSFER TO STATE AUTO MUTUAL:
                  -------------------------------------

                  (a) State Auto P&C: In consideration of the agreements herein contained, State Auto P&C hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto P&C assumed by State Auto Mutual under paragraph 2(a) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There have been included among the assets assigned and transferred to State Auto Mutual by State Auto P&C all of the right, title and interest of State Auto P&C in and to all assets relative to the underwriting operations of State Auto P&C, due or that became due, as evidenced by its books and records at the close of business on December 31, 1997, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (b) Milbank: In consideration of the agreements herein contained, Milbank hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Milbank assumed by State Auto Mutual under paragraph 2(b) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Milbank all of the right, title and interest of Milbank in and to all assets relative to the underwriting operations of Milbank due or that may become due as evidenced by its books and records at the close of business on December 31, 1997 not including investments, accrued investment income, intercompany balances and bank deposits.

                  (c) Midwest Security: In consideration of the agreements herein contained, Midwest Security hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Midwest Security assumed by State Auto Mutual under paragraph 2(c) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Midwest Security all of the right, title and interest of Midwest Security in and to all assets relative to the underwriting operations of Midwest Security due or that may become due as evidenced by its books and records at the close of business on December 31, 1997, not including investments, accrued investment income, intercompany balances and bank deposits.

         4.       ASSUMPTION OF REINSURANCE:
                  --------------------------

                  (a) State Auto P&C: State Auto P&C hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to State Auto P&C its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by State Auto P&C and reinsured by State Auto Mutual as provided in paragraph 2(a)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

                  Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations, post retirement health care benefits liability and post employment benefits liability.

                  (b) Milbank: Milbank hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Milbank its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by Milbank and reinsured by State Auto Mutual as provided in paragraph 2(b)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

                  Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations, post retirement health care benefits liability and post employment benefits liability.

                  (c) Midwest Security: Midwest Security hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Midwest Security its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by Midwest Security and reinsured by State Auto Mutual as provided in paragraph 2(c), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

                  Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations, post retirement health care benefits liability and post employment benefits liability.

         5.       ASSET TRANSFER BY STATE AUTO MUTUAL:
                  ------------------------------------

                  (a) State Auto P&C: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to State Auto P&C an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by State Auto P&C under paragraph 4(a) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto P&C by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 1997, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (b) Milbank: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Milbank an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Milbank under paragraph 4(b) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Milbank by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 1997, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (c) Midwest Security: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Midwest Security an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Midwest Security under paragraph 4(c) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Midwest Security by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 1997, not including investments, accrued investment income, intercompany balances and bank deposits.

         6.       PREMIUM COLLECTION AND PAYMENT OF LOSSES:
                  -----------------------------------------

                  As of the effective date of this Agreement and pursuant to the terms of the 4/1/94 Management Agreement as amended from time to time, and the Midwest Management Agreement, as amended from time to time, State Auto P&C, Milbank and Midwest Security hereby authorize and empower State Auto Mutual to collect and receive all premiums and to take charge of, adjust and administer the payment of all losses with respect to any and all contracts and policies of insurance previously or thereafter issued by State Auto P&C, Milbank and Midwest Security and to reinsure or terminate all such contracts and policies, and in all respects to act as though said contracts and policies were issued by State Auto Mutual. State Auto Mutual agrees to administer the payment of all losses and loss adjustment expenses in connection with such contracts and policies. None of the foregoing is intended to affect or impair the direct obligation of State Auto P&C, Milbank and Midwest Security to their insureds under policies issued by State Auto P&C, Milbank and Midwest Security, respectively.

         7.       PREMIUM PAYABLE BY STATE AUTO MUTUAL:
                  -------------------------------------

                  (a) State Auto P&C: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to State Auto P&C its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto, including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for catastrophe reinsurance ceded by State Auto Mutual and Milbank to State Auto P&C pursuant to a Property Catastrophe Overlying Excess of Loss Reinsurance Contract dated as of July 1, 1996 in which State Auto P&C provides catastrophe coverage for State Auto Mutual and Milbank for $100,000,000 of catastrophe losses and loss expenses in excess of $120,000,000 of such losses and loss expenses incurred by the Group) (the "State Auto P&C Catastrophe Assumption Agreement") shall be prorated between the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within 60 days thereafter.

                  (b) Milbank: Commencing with the effective date of this Agreement, State Auto hereby agrees to pay Milbank its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto, including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated between the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

                  (c) Midwest Security: Commencing with the effective date of this Agreement, State Auto hereby agrees to pay Midwest Security its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto, including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated between the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

         8. OFFSET: It is understood and agreed that, insofar as is practicable and consistent with the purposes and intentions of this Agreement, the obligations of each company under this Agreement to transfer assets to the other company may, in whole or in part, be offset against the reciprocal reinsurance obligations of each company to the other company so that each company shall deliver hereunder only a net amount of assets required under such offset.

         9. GENERAL STATEMENT OF INTENT: It is the purpose and intent of this Agreement that:

                  (a) State Auto Mutual shall be liable as a reinsurer to State Auto P&C, Milbank and Midwest Security on the policies and contracts of insurance of State Auto P&C, Milbank and Midwest Security respectively, issued and in force at 12:01 a.m., EST, January 1, 1998, or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto P&C, Milbank and Midwest Security to the extent of State Auto Mutual's Respective Percentage.

                  (b) State Auto P&C shall be liable as a reinsurer to State Auto Mutual, Milbank and Midwest Security on the policies and contracts of insurance of State Auto Mutual, Milbank and Midwest Security, respectively, issued and in force at 12:01 a.m., EST, January 1, 1998, or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, Milbank and Midwest Security to the extent of State Auto P&C's Respective Percentage.

                  (c) Milbank shall be liable as a reinsurer to State Auto Mutual, State Auto P&C and Midwest Security on the policies and contracts of State Auto Mutual, State Auto P&C and Midwest Security, respectively, issued and in force at 12:01 a.m., EST, on January 1, 1998 or on which there were, at that time, unsettled claims or losses and on policies thereafter issued by State Auto Mutual, State Auto P&C and Midwest Security to the extent of Milbank's Respective Percentage.

                  (d) Midwest Security shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, and Milbank on the policies and contracts of State Auto Mutual, State Auto P&C, and Milbank, respectively, issued and in force at 12:01 a.m., EST, on January 1, 1998 or on which there were, at that time, unsettled claims or losses and on policies thereafter issued by State Auto Mutual, State Auto P&C and Milbank to the extent of Midwest Security's Respective Percentage.

                  (e) The parties hereto shall, on and after 12:01 a.m., EST, January 1, 1998, participate on the basis of 52% for State Auto, 37% for State Auto P&C, 10% for Milbank and 1% for Midwest Security in all of the underwriting operations of each of the three parties hereto.

         10. LOSSES EXCLUDED: Notwithstanding any of the foregoing, the parties hereto understand and agree that this Amended and Restated Reinsurance Pooling Agreement shall not apply to catastrophe losses and loss expenses for residential and commercial property to the extent such losses and loss expenses are covered by the State Auto P&C Catastrophe Assumption Agreement. Once the aforesaid $100,000,000 of coverage is exhausted by loss expenses and loss payments on behalf of any party hereto, under either the State Auto P&C Catastrophe Assumption Agreement or directly, all parties understand and agree that catastrophe losses and loss expenses in excess of $220,000,000 shall once again be ceded and assumed under the terms of this Amended and Restated Reinsurance Agreement. All premiums attributable to the State Auto P&C Catastrophe Assumption Agreement are to be paid to State Auto P&C outside of the Amended and Restated Reinsurance Pooling Agreement.

         11. LIABILITIES EXCLUDED: In addition to the liabilities set forth in paragraphs 2(a), 2(b), 2(c) and 10 above, this Agreement shall not apply to the investment operation or liabilities for federal income tax or other liabilities excluded by this Agreement.

         12. "FOLLOW THE FORTUNES": The reinsurance provided by the terms of this Agreement shall be subject to the same terms and conditions under which the original insurance was concluded, or which may be or may have been agreed to during the term of the original insurance contract.

         13. METHODS AND PROCEDURES: The president of State Auto Mutual, State Auto P&C, Milbank and Midwest Security, or any officer of any of these companies designated by said president, shall determine the methods and procedures, including accounting transactions, by which the terms of this Agreement shall be performed by and on behalf of the parties hereto.

         14. AMENDMENTS: This Agreement may be modified from time to time, so as to adapt its provisions to the varying conditions of the business of the Group, by a mutual agreement in writing of the parties hereto, subject to ratification by the Board of Directors of each party and with the approval of the insurance officials from the State of Ohio, the State of South Carolina, the State of South Dakota, and the State of Wisconsin as required by law.

         15. TERM: This Agreement shall remain in full force and effect until canceled by agreement of the parties or by the giving of ninety (90) days notice by one of the parties to the other parties and to the respective domiciliary insurance department of each of the parties.

         16. INTERPRETATION: Wherever required to give the correct meaning throughout this Agreement, the singular shall be interpreted in the plural. Clerical errors or errors of involuntary or inadvertent omission or commission shall not be interpreted as a discharge of liability on behalf of any of the parties to this contract. Such errors shall be rectified at the time of discovery or as soon as practicable thereafter. Caption headings are for convenience only and are not intended to affect the construction of the terms hereof.

         17. INSOLVENCY: The reinsurance made under this Agreement shall be payable by the assuming reinsurer on the basis of the liability of the ceding insurer under the contract or contracts reinsured without diminution because of the insolvency of the ceding insurer. In the event of insolvency of the ceding insurer, the liquidator or receiver or statutory successor of such insurer shall give written notice to the assuming reinsurer of the pendency of a claim against the insolvent ceding insurer on the policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding; that during the pendency of such claim the assuming reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding insurer or its liquidator or receiver or statutory successors; that the expense thus incurred by the assuming reinsurer shall be chargeable, subject to court approval, against the insolvent ceding insurer as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming reinsurer. The reinsurance made effective under this Agreement shall be payable by the assuming reinsurer to the ceding insurer or to the liquidator, receiver or statutory successor of the ceding insurer.

         18. ARBITRATION: In the event of any dispute hereafter arising with respect to this Agreement, State Auto Mutual, State Auto P&C, Milbank, and Midwest Security hereby agree that such dispute shall, upon the request of the one of the parties, be submitted to arbitration. One arbitrator shall be chosen by each party and those arbitrators shall then select an umpire who shall hear and decide the issues to be arbitrated. If one party fails to name an arbitrator within thirty (30) days after receipt of a written request to do so, the party initiating the arbitration may choose the arbitrators. The decision of the umpire shall be final and binding on the parties. Each party shall bear the expense of its arbitrator and the cost of the umpire shall be shared equally. The arbitration shall take place at Columbus, Ohio or such other location upon which the parties may mutually agree.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and the year first above written.


Attest:                                   STATE AUTOMOBILE MUTUAL
                                          INSURANCE COMPANY

/s/John R. Lowther                        By /s/Robert H. Moone
----------------------------                 -------------------------------
Secretary                                    President


                                          STATE AUTO PROPERTY AND CASUALTY
                                          INSURANCE COMPANY

/s/John R. Lowther                        By /s/Robert H. Moone
----------------------------                 -------------------------------
Secretary                                    President


                                          MILBANK INSURANCE COMPANY

/s/John R. Lowther                        By /s/Robert H. Moone
----------------------------                 -------------------------------
Secretary                                    President


                                          MIDWEST SECURITY INSURANCE COMPANY

/s/John R. Lowther                        By /s/Robert H. Moone
----------------------------                 -------------------------------
Secretary                                    President